Exhibit 10.16.2

Release of Claims and Other Agreements by Kenneth F. Potashner Related to Amendment and Restatement of Incentive Stock Option Agreement between Kenneth F. Potashner and HyperSound Health, Inc.

This Release of Claims is made in connection with the Agreement and Plan of Merger by and Among Parametric Sound Corporation (“Parametric”), Paris Acquisition Corp. and VTB Holdings, Inc. of even date herewith, as it may be amended, (as amended if applicable, the “Merger Agreement”). Kenneth F. Potashner (“Potashner”) acknowledges receipt of a draft of the Merger Agreement in advance of this Release of Claims and further acknowledges that he has had ample opportunity to review and understand such Merger Agreement.

Potashner was granted, on March 5, 2013, options with regard to the purchase of 50 shares of stock in HyperSound Health, Inc. (“Potashner HHI Stock Option Agreement”). The Potashner HHI Stock Option Agreement has been amended and restated as set forth in the Amended and Restated Incentive Stock Option Agreement of even date herewith (“Potashner Restated Option Agreement”). Potashner is executing this Release of Claims concurrent with his execution of the Potashner Restated Stock Option Agreement. If Potashner revokes or attempts to revoke this Release of Claims at or before the closing of the Merger Agreement, or, if Parametric consummates an Alternative Transaction (defined below) and Potashner revokes or attempts to revoke this Release of Claims at or before the closing of the Alternative Transaction, then Potashner will be fully liable to Parametric for any consequential, indirect, or direct damages suffered by Parametric relating in any way to Potashner’s revocation of this Release of Claims, including, but not limited to attorneys’ fees and expenses.

In exchange for the payment of $100.00 and other good and valuable consideration, Potashner, on behalf of himself, his executors, heirs, administrators, and any related or affiliated corporations, partnerships, or entities, including any officers, directors, partners, employees, shareholders, subsidiaries, agents, representatives, attorneys, assigns, predecessors and successors-in-interest, and all others claiming by or through Potashner, hereby releases and forever discharges (1) Parametric, a Nevada corporation, and its parents, subsidiaries, related entities, and affiliates, including but not limited to HyperSound Health, Inc., a Delaware corporation, and its parents, subsidiaries, related entities, and affiliates, and the directors, officers, shareholders, employees, attorneys, agents, assigns, representatives, insurers, predecessors and successors-in-interest of said corporations and entities, and each of them; and (2) VTB Holdings, Inc., a Delaware corporation (“VTBH”), and its parents, subsidiaries, related entities, and affiliates, and the directors, officers, shareholders, employees, attorneys, agents, assigns, representatives, insurers, predecessors and successors-in-interest of said corporations and entities, and each of them (collectively, the "Parametric and VTBH Released Parties"), from any and all obligations, liabilities, demands, costs, expenses, damages, claims, actions and causes of action, of whatever nature, character or description, known or unknown (collectively, “Potashner Claims”), that Potashner has or may have against the Parametric and VTBH Released Parties, or any of them, arising at any time up to and including the date Potashner executes this Release of Claims, with the exception of (1) claims under Potashner’s Employment Agreement with Parametric dated April 3, 2012, (2) claims pursuant to directors’ and officers’ indemnification agreements, (3) any rights of indemnification under Parametric’s by-laws or other corporate formation documents, (4) any statutory claims for age discrimination, (5) counterclaims or cross-claims by Potashner against a director or officer of Parametric in their individual capacity, if such director or officer initiates litigation against Potashner in his or her individual capacity in order to assert claims against Potashner for damages suffered by him or her personally, (6) claims pursuant to the Parametric 2012 Stock Option Plan, grants, and agreements, and (7) claims pursuant to Parametric’s directors’ and officers’ insurance policies.

Without limitation to the forgoing and for sake of clarity, the above release and discharge of Potashner Claims is intended to include Potashner Claims based upon, related to, or arising from the modification of the Potashner HHI Stock Option Agreement as set forth in the Potashner Restated Option Agreement.

Furthermore, it is understood and agreed that any and all rights granted to Potashner under California Civil Code Section 1542 are hereby expressly waived. California Civil Code Section 1542 reads as follows:

Section 1542. Certain claims not affected by general release. A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Potashner waives and releases any right or benefit which Potashner has or may have under California Civil Code Section 1542 to the full extent he may lawfully waive all such rights and benefits and acknowledges and agrees that Potashner shall be considered to be a creditor of the Parametric and VTBH Released Parties for the purposes of California Civil Code Section 1542. In connection with such waiver and relinquishment, Potashner acknowledges and is aware that he may hereafter discover claims or facts in addition to or different from those which he now knows or believes to be true with respect to any and all claims, of whatever nature, character or description, known or unknown, including but not limited to claims based upon, related to, or arising directly or indirectly from the modification of the Potashner HHI Stock Option Agreement as set forth in the Potashner Restated Option Agreement, which do now exist, may exist, or heretofore have existed between Potashner, on the one hand, and the Parametric and VTBH Released Parties, on the other hand. In furtherance of such intention, the releases given here shall be and remain in effect as full and complete releases of such released items, notwithstanding the discovery or existence of any such additional or different claims or facts relating thereto.

In exchange for the consideration recited above, Potashner also agrees to execute, at or before the closing of the Merger Agreement and promptly upon request by Parametric (including a request by the Board of Directors of Parametric), a Final Release of Claims, a copy of which is attached hereto as “Attachment A” (the “Final Release of Claims”). If Potashner fails to sign the Final Release of Claims as specified above, or signs the Final Release of Claims and then revokes or attempts to revoke it prior to or at the closing of the Merger Agreement, then Potashner will be fully liable to Parametric for any consequential, indirect, or direct damages suffered by Parametric relating in any way to Potashner’s failure to sign the Final Release of Claims or his revocation of same, including, but not limited to attorney fees and expenses.

In exchange for the consideration recited above, Potashner also agrees that, if Parametric consummates a transaction with another party having entered into an “Alternative Acquisition Agreement” with such party as that term is defined in Section 5.5(c) of the Merger Agreement (“Alternative Transaction”), Potashner will execute, at or before the closing of the Alternative Transaction and promptly upon request by Parametric (including a request by the Board of Directors of Parametric), a similar form of release of claims with regard to the party to the Alternative Transaction (the “Alternative Transaction Final Release”) and if Potashner fails to do so, or signs the Alternative Transaction Final Release and then revokes or attempts to revoke it prior to or at the closing of the Alternative Transaction, then Potashner will be fully liable to Parametric for any consequential, indirect, or direct damages suffered by Parametric relating in any way to Potashner’s failure to sign the Alternative Transaction Final Release or his revocation of same, including, but not limited to attorney fees and expenses.

Potashner acknowledges and agrees that he has been provided the opportunity to review this Release of Claims and consult with counsel of his choice prior to executing it. Potashner acknowledges and agrees that this Release of Claims remains in effect regardless of whether the Merger Agreement or an Alternative Transaction is signed or closes. Potashner acknowledges and agrees that he will not seek to revoke, modify, or restrict this Release of Claims.

Dated: 8/5, 2013	By:	/s/ KENNETH F. POTASHNER
Kenneth F. Potashner

“Attachment A”

Final Release of Claims by Kenneth F. Potashner in Connection with the Agreement and Plan of Merger by and Among Parametric Sound Corporation, Paris Acquisition Corp. and VTB Holdings, Inc.

This Final Release of Claims is made in connection with the Agreement and Plan of Merger by and Among Parametric Sound Corporation (“Parametric”), Paris Acquisition Corp. and VTB Holdings, Inc. of even date herewith (“the Merger Agreement”). Kenneth F. Potashner (“Potashner”) acknowledges receipt of the Merger Agreement in advance of this Final Release of Claims and further acknowledges that he has had ample opportunity to review and understand such Merger Agreement. Potashner is executing this Final Release of Claims at or before closing of the Merger Agreement. If Potashner revokes or attempts to revoke this Final Release of Claims at or before the closing of the Merger Agreement, then Potashner will be fully liable to Parametric for any consequential, indirect, or direct damages suffered by Parametric relating in any way to Potashner’s revocation of this Final Release of Claims, including, but not limited to attorneys’ fees and expenses.

Potashner was granted, on March 5, 2013, options with regard to the purchase of 50 shares of stock in HyperSound Health, Inc. (“Potashner HHI Stock Option Agreement”). The Potashner HHI Stock Option Agreement has been amended and restated as set forth in the Amended and Restated Incentive Stock Option Agreement (“Potashner Restated Option Agreement”) attached hereto as “Attachment A.”

In exchange for the payment of $100.00 and other good and valuable consideration, Potashner, on behalf of himself, his executors, heirs, administrators, and any related or affiliated corporations, partnerships, or entities, including any officers, directors, partners, employees, shareholders, subsidiaries, agents, representatives, attorneys, assigns, predecessors and successors-in-interest, and all others claiming by or through Potashner, hereby releases and forever discharges (1) Parametric, a Nevada corporation, and its parents, subsidiaries, related entities, and affiliates, including but not limited to HyperSound Health, Inc., a Delaware corporation, and its parents, subsidiaries, related entities, and affiliates, and the directors, officers, shareholders, employees, attorneys, agents, assigns, representatives, insurers, predecessors and successors-in-interest of said corporations and entities, and each of them; and (2) VTB Holdings, Inc., a Delaware corporation (“VTBH”), and its parents, subsidiaries, related entities, and affiliates, and the directors, officers, shareholders, employees, attorneys, agents, assigns, representatives, insurers, predecessors and successors-in-interest of said corporations and entities, and each of them (collectively, the "Parametric and VTBH Released Parties"), from any and all obligations, liabilities, demands, costs, expenses, damages, claims, actions and causes of action, of whatever nature, character or description, known or unknown, directly or indirectly based upon, related to, or arising from the modification of the Potashner HHI Stock Option Agreement as set forth in the Potashner Restated Option Agreement.

Furthermore, it is understood and agreed that any and all rights granted to Potashner under California Civil Code Section 1542 are hereby expressly waived. California Civil Code Section 1542 reads as follows:

Section 1542. Certain claims not affected by general release. A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Potashner waives and releases any right or benefit which Potashner has or may have under California Civil Code Section 1542 to the full extent he may lawfully waive all such rights and benefits and acknowledges and agrees that Potashner shall be considered to be a creditor of the Parametric and VTBH Released Parties for the purposes of California Civil Code Section 1542. In connection with such waiver and relinquishment, Potashner acknowledges and is aware that he may hereafter discover claims or facts in addition to or different from those which he now knows or believes to be true with respect to any and all claims of whatever nature, character or description, known or unknown, directly or indirectly based upon, related to, or arising from the modification of the Potashner HHI Stock Option Agreement as set forth in the Potashner Restated Option Agreement, which do now exist, may exist, or heretofore have existed between Potashner, on the one hand, and the Parametric and VTBH Released Parties, on the other hand. In furtherance of such intention, the releases given here shall be and remain in effect as full and complete releases of such released items, notwithstanding the discovery or existence of any such additional or different claims or facts relating thereto.

Potashner acknowledges and agrees that he has been provided the opportunity to review this Final Release of Claims and consult with counsel of his choice prior to executing it. Potashner acknowledges and agrees that this Final Release of Claims remains in effect regardless of whether the Merger Agreement closes. Potashner acknowledges and agrees that he will not seek to revoke, modify, or restrict this Final Release of Claims.

Dated: _______________, 2013	By:	/s/ KENNETH F. POTASHNER
Kenneth F. Potashner

“Attachment A”

Potashner Amended and Restated Incentive Stock Option Agreement